PAPEL NOTARIAL DE ACTUACIÓN

Fk Nº 549562

ESC. MARIA MAGDALENA PEREIRA AGÜERO - 15146/4

CERTIFICO QUE: I) La sociedad "HOLWAY SOCIEDAD ANÓNIMA", A) es persona jurídica hábil y vigente, inscripta en el Registro Único Tributario de la Dirección General Impositiva con el número 217922180013, con domicilio en Montevideo; fue constituida en Montevideo por Acta de fecha 1 de diciembre del año 2016, con Constancia de la Auditoría Interna de la Nación de fecha 16 de diciembre de 2016, y inscripta en el Registro de Personas Jurídicas el día 31 de mayo de 2017 con el número 7269; habiéndose efectuado las publicaciones en El Diario Oficial y en el Periódico Profesional el día 21 de junio de 2017. **B)** De acuerdo al artículo 2, del Estatuto su objeto es realizar como usuario de Zonas Francas al amparo de la ley 15.921, toda clase de actividades industriales, comerciales o de servicios y entre ellas tiene como objeto la Prestación de Servicios Financieros; **C)** Su capital accionario se encuentra formado por acciones nominativas desde su constitución; de acuerdo al Libro de Registro de Títulos Nominativos de la Sociedad HOLWAY S.A el cual fue inscripto el día 4 de julio de 2017 en el Registro de Personas Jurídicas con el número 7682; surge que el día 26 de julio de 2017 se inscribió la Transferencia de los Títulos de Acciones a favor de los señores: JOHN LEWIS, STEPEHN RANDALL OVESON, Y TAD RALPH GYGI únicos accionistas.- **II)** Del estatuto surge que: **a)** el Administrador, o el Directorio a través del Presidente o Vicepresidente indistintamente, o dos Directores cualesquiera actuando conjuntamente, representarán a la sociedad, de acuerdo a lo establecido en el artículo 8.- **b)** Por Acta de Asamblea Extraordinaria celebrada en Montevideo, el día 26 de julio de 2017, se designó el siguiente Directorio y como único integrante: **PRESIDENTE: Diego Agustín NAVAS LA PORTA**; quien representa a la Sociedad.- **III)** De acuerdo a lo Declarado por el Representante la Sociedad a la fecha no registra ninguna actividad.-

corresponda expido el presente, que sello, signo y firmo en la ciudad de Montevideo el día veintidós de setiembre de dos mil diecisiete.-

MAGDALENA PEREIRA AGÜERO
ESCRIBANA PÚBLICA

ARANCEL OFICIAL
Artículo: 6
Honorario: 1978
Mont. Not. $ 307
Fdo. Gremial $

050217 3

050217 4

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REGISTRO DE PERSONAS JURIDICAS
Registro Nacional de Comercio
Registro Nacional de Cooperativas
Montevideo

CERTIFICO: QUE EL LIBRO **REGISTRO DE TITULOS NOMINATIVOS** PERTENECIENTE A:

HOLWAY S.A.

Exonera ley 15.921

Consta de 20 Folios

INSCRIPTO CON EL N° 7622

Montevideo 04 JUL. 2017

CAJA DE JUBILACIONES Y PENSIONES DE PROFESIONALES UNIVERSITARIOS
$ 500
017184

[redacted]
$ 160
005019

[redacted]
$ 160
005019

Esc. ANNERYS SÁNCHEZ
Dirección General de Registros

Es copia fiel del original.

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Montevideo, 4 de julio de 2017.

Se deja constancia que en la fecha se emitieron los siguientes Títulos de Acciones: Titulo N° 1 a 6 inclusive representativos de las acciones N° 1 a 9.000 inclusive de $ 1 cada una por un total de $ 9.000 a nombre de la Sra. Silvana Matteo Coito.-

Montevideo, 26 de julio de 2017.-

Se deja constancia que con fecha de hoy se procede a inscribir la transferencia de los siguientes Títulos de Acciones: Títulos N° 1 al 2 inclusive representativos de las acciones N° 1 a 3.000 inclusive de $ 1 cada una por un total de $ 3.000 a nombre de John Lewis, Títulos N° 3 al 4 inclusive representativos de las acciones N° 3.001 a 6.000 inclusive de $ 1 cada una por un total de $ 3.000 a nombre de Stephen Randall Oveson y Títulos N° 5 al 6 inclusive representativos de las acciones N° 6.001 a 9.000 inclusive de $ 1 cada una por un total de $ 3.000 a nombre de Tad Ralph Gygi.-

Es copia fiel del original
Consta

Notarized Approval for Conducting Business

Prepared by Maria Magdalena Pereira Agüero

I certify that: I) this company, "Holway (S-Corp status)", A) is an able and vigilant, legal entity, inscribed for single tax status (through el Registro Único Tributario) the general tax office of Uruguay, registered under reference number 217922180013, located in Montevideo; was constituted in Montevideo by record on 1 December 2016, with permission of the national internal auditing service (IRS equivalent) on 16 December 2016, and inscribed in accordance with the National Registrar of Legal Entities (Bar equivalent) on 31 May 2017, reference number 7269; having been published in both the official national newspaper and in other private newspapers on 21 June 2017. B) In accordance with article 2 of the nation's statues (15.921), its objective is performing business in the Free-trade zone in accordance with the law; every kind of industrial, commercial or other activity relating to its business is performed with the object of providing financial services; C) its invested capital consists of registered shares since its formation, in accordance with Holway's registered securities, which were recorded on 4 July 2017 in the National Registrar of Legal Entities, reference number 7682; on 26 July 2017, the following were transferred the securities for Holway: JOHN LEWIS, STEPHEN RANDALL OVESON, AND TAD RALPH GYGI as the sole shareholders. II) In accordance with legal formation, a) through the President or Vice President indistinctly, the CEO or the Board of Directors, or two directors acting jointly, will represent the company, according to the established law in article 8. b) By official record, a Special Assembly held in Montevideo on 26 July 2017, the next Board of Directors was designated and, as its sole member: PRESIDENTE: Diego Agustín NAVAS LA PORTA; who is the company's representative. III) In accordance with the above declaration provided by the Company's Representative, up to this day, no activity has been recorded. IN FAITH OF THAT, by request of the party in question and for its presentation to whom it may concern, I issue the present, which I seal, dispatch, and sign in the city of Montevideo on 22 September 2017.

(Stamps denote official customs tariff)

(signature of notary)
MAGDELENA PEREIRA AGÜERO
Public Notary

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